UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 19, 2007 (June 15, 2007)
REPLIDYNE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52082 (Commission File Number)	84-1568247 (I.R.S. Employer Identification No.)

1450 Infinite Drive, Louisville, Colorado (Address of principal executive offices)		80026 (Zip Code)
303-996-5500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Amendment to Employment Agreement - Kenneth J. Collins
Amendment to Employment Agreement - Roger Echols, M.D.
Amendment to Employment Agreement - Mark Smith
Amendment to Employment Agreement - Nebojsa Janjic, Ph.D.
Amendment to Employment Agreement - Peter Letendre, Pharm.D.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On June 15, 2007, Replidyne, Inc. (the “Company”) entered into amendments of the employment agreements of the following named executive officers: Kenneth J. Collins, Mark Smith, Peter Letendre, Pharm.D., Nebojsa Janjic, Ph.D. and Roger Echols, M.D (the “Employment Agreements”).
Amendment to Employment Agreement of Kenneth J. Collins — Chief Executive Officer
The purpose of the amendment to the employment agreement of Kenneth J. Collins is to provide for the following:
(1) An increase in the amount of salary continuation he is entitled to receive following termination by the Company without cause or for good reason from 12 months to 18 months and continued medical insurance coverage through the end of this 18 month period;
(2) A change in the definition of “Good Reason” to (i) comply with Section 409A of the Internal Revenue Code (the “Code”) by providing for a 30 day notice and opportunity to cure provision and (ii) provide that a material change in geographic location (more than 50 miles) from his current principal place of performing services on behalf of the Company constitutes “Good Reason”;
(3) An increase to the bonus that he is eligible to receive following termination after a change of control by the Company from the average of his annual bonus from the two years prior to such termination to the average of his annual bonus from the two years prior to such termination multiplied by 1.5; and
(4) Addition of new language to reflect the final regulations of Treasury Regulation 409A regarding deferred compensation payments to executives of public companies.
Amendment to Employment Agreements of Mark Smith, Chief Financial Officer, Roger Echols, M.D., Chief Medical Officer, and Nebojsa Janjic, Ph.D., Chief Scientific Officer
The purpose of the amendment to each of the employment agreements of Mark Smith, Roger Echols, M.D. and Nebojsa Janjic, Ph.D. is to provide for the following:
(1) An increase in the annual performance bonus they are entitled to receive from 30% of their base salary to 40% of their base salary;
(2) A change in the definition of “Good Reason” to (i) comply with the Code by providing for a 30 day notice and opportunity to cure provision and (ii) provide that a material change in geographic location (more than 50 miles) from their current principal place of performing services on behalf of the Company constitutes “Good Reason”;
(3) Following a termination after a change of control by the Company, eligibility to receive a bonus equal to the average of their annual bonus from the two years prior to such termination; and
(4) Addition of new language to reflect the final regulations of Treasury Regulation 409A regarding deferred compensation payments to executives of public companies.
Amendment to Employment Agreement of Peter Letendre, Pharm.D., Chief Commercial Officer
The purpose of the amendment to the employment agreement of Peter Letendre, Pharm.D. is to provide for the following:
(1) An increase in the annual performance bonus he is entitled to receive from 40% of his base salary to 50% of his base salary;

(2) A change in the definition of “Good Reason” to (i) comply with the Code by providing for a 30 day notice and opportunity to cure provision and (ii) provide that a material change in geographic location (more than 50 miles) from his current principal place of performing services on behalf of the Company constitutes “Good Reason”;
(3) Following a termination after a change of control by the Company, eligibility to receive a bonus equal to the average of his annual bonus from the two years prior to such termination; and
(4) Addition of new language to reflect the final regulations of Treasury Regulation 409A regarding deferred compensation payments to executives of public companies.
In addition to the above provisions, the Employment Agreements provide that each employee may be fired at any time with or without cause. However, if the employee’s employment is terminated without cause or terminated by the employee for good reason, each employee is entitled to a salary continuation for a period of 12 months from the date of termination and reimbursement for the cost of continued medical insurance coverage through the end of this 12 month period (with the exception of Mr. Collins who, as discussed above, is entitled to 18 month salary continuation and continued medical insurance coverage through the end of this 18 month period) or, if earlier, the date on which the employee obtains alternative group health insurance. In addition, following a change of control of the Company, the Employment Agreements provide that each employee is entitled to acceleration of vesting of 50% of his outstanding unvested options to purchase the Company’s common stock. The Employment Agreements further provide that if the employee’s employment is terminated without cause or terminated by the employee for good reason within one month before or 13 months following a change of control of the Company, then the employee shall be entitled to the following: (i) salary continuation for a period of 12 months (or 18 months with respect to Mr. Collins and Dr. Janjic); (ii) reimbursement for the cost of continued medical insurance coverage through the end of this 12 month period (or 18 month period with respect to Mr. Collins and Dr. Janjic) or, if earlier, the date on which the employee obtains alternative group health insurance; and (iii) acceleration of vesting of all of the employee’s outstanding unvested options to purchase the Company’s common stock.
Under the Employment Agreements, the annual base salary of each employee is as follows:

Kenneth J. Collins	$350,000
Roger M. Echols, M.D.	$345,000
Nebojsa Janjic, Ph.D.	$275,000
Peter W. Letendre, Pharm.D.	$295,000
Mark L. Smith	$280,000
Pursuant to the Employment Agreements, the employees are each eligible for an annual performance bonus. As discussed above, the eligibility for Mr. Smith, Dr. Echols and Dr. Janjic was raised to 40% of their respective base salaries and the eligibility for Dr. Letendre was raised to 50% of his base salary. Mr. Collins is eligible to receive an annual bonus of 50% of his base salary. Under the Employment Agreements, the employee’s eligibility to receive an annual performance bonus is based upon the employee’s achievement of milestones and objectives established by the Company, as determined by the board of directors in its sole discretion.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

10.1	Amendment to Employment Agreement dated June 15, 2007 by and between the Company and Kenneth J. Collins.

10.2	Amendment to Employment Agreement dated June 15, 2007 by and between the Company and Roger Echols, M.D.

10.3	Amendment to Employment Agreement dated June 15, 2007 by and between the Company and Mark Smith.

10.4	Amendment to Employment Agreement dated June 15, 2007 by and between the Company and Nebojsa Janjic, Ph.D.

10.5	Amendment to Employment Agreement dated June 15, 2007 by and between the Company and Peter Letendre, Pharm.D.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIDYNE, INC.
Dated: June 19, 2007	By:	/s/ Kenneth J. Collins
Kenneth J. Collins
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Employment Agreement dated June 15, 2007 by and between the Company and Ken Collins.

10.2	Amendment to Employment Agreement dated June 15, 2007 by and between the Company and Roger Echols, M.D.

10.3	Amendment to Employment Agreement dated June 15, 2007 by and between the Company and Mark Smith.

10.4	Amendment to Employment Agreement dated June 15, 2007 by and between the Company and Nebojsa Janjic, Ph.D.

10.5	Amendment to Employment Agreement dated June 15, 2007 by and between the Company and Peter Letendre, Pharm.D.